SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report:  October 25, 2001

                   Amending Pervious Report of August 25, 2000

                         Commission File Number: 0-29183

                             EKNOWLEDGE GROUP, INC.
                    formerly known as Richmond Services, Inc.

Nevada                                                                91-1982250
(Incorporation)                                                    (IRS  Number)

1520  West  Sixth  Street,  Suite  101,  Corona,  CA                       92880
(Address of principal executive offices)                              (Zip Code)

Registrant's  telephone  number,  including  area  code:         (909)  372-2800

                                  INTRODUCTION

     On or about September 23, 2001, we received notice from the Staff of the Commission of a review of our Report on Form 8-K, filed about August 28, 2000. The Staff said in relevant part:

          "The report should be amended to include all of the information required by Item 304 of Regulation S-B including a statement as to whether the former accountant resigned, declined to stand for re-election or was dismissed and the date thereof.

     We have reviewed our previous filing and file this Amended Report, as follows:


     ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

     On  or  about  August  28,  2000  we  reported  that  we  had engaged a new
Independent Auditor, prospectively, to review and comment on our next Annual Report, and to assist management in preparing other current reports. We reported that there had been no dispute of any kind or sort with any auditor on any subject. We reported that the new principal independent accounting firm is Merdiner, Fruchter, Rosen & Corso, 888 7th Avenue, New York, NY 10106, 212-757-8400, replacing Todd D. Chisholm CPA formerly of Crouch, Bierwolf and Chisholm, our initial principal auditor. The decision to change accountants was recommended and approved by our new Board of Directors, following the change of control of this Reporting Corporation. We reported that the former auditor's reports on the financial statements for either of the past two years contained no adverse opinion or disclaimer of opinion, nor were modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and later interim periods through the termination of the client-auditor relationship, there were no disagreements of the type described under Item 304(a)(1)(iv)(A) of Regulation S-B. We reported that the former auditor, Todd D. Chisholm CPA of Crouch, Bierwolf and Chisholm, neither resigned nor declined to stand for election.

     The  foregoing  information  was  and  is  true  and  correct.

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      We did not specifically state and do hereby report that the former auditor was discharged, dismissed and relived from further responsibility or assignment by the new Board of Directors following the acquisition and change of control reported on Form 10-KSB, for the year ended December 31, 2000: "On April 17, 2000, our shareholders approved a Plan of Reorganization by which we acquired 100% of eKnowledge Group, Inc. (a private Nevada state corporation engaged in providing supplemental, distance learning over the internet), as a wholly-owned subsidiary and we changed our corporate name to eKnowledge Group, Inc.

     We reported that firm of Merdiner, Fruchter, Rosen & Corso was engaged by the Board of Directors as the new certifying accountants on August 21, 2000.

     We did not specifically state and do hereby report that the former auditor was discharged, dismissed and relieved from further responsibility or assignment by the new Board of Directors on that date, August 21, 2000.

     A letter addressed to the Securities and Exchanges Commission from the former auditor stating his agreement with the disclosures made in this filing was filed as an exhibit to the previous report of August 2000. A current and supplemental letter from the former auditor is now provided, as to his review and comments upon this Amended Report.

                                    EXHIBITS

     Exhibit  No.               Description
     ------------            --------------------------------------------------
     16.2                    Supplemental  Letter  on  change  in  certifying
                             accountant  from Todd Chisholm  (Filed herewith.)


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

October  24,  2001

                             EKNOWLEDGE GROUP, INC.

                                       by


                                /s/Gary Saunders
                                  Gary Saunders
                               authorized officer

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--------------------------------------------------------------------------------
                                  EXHIBIT 16.2

             SUPPLEMENTAL LETTER ON CHANGE IN CERTIFYING ACCOUNTANT

                             FROM TODD CHISHOLM CPA
--------------------------------------------------------------------------------

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                                TODD CHISHOLM CPA
                                 P.O. BOX 540216
                       NORTH SALT LAKE CITY UT 84054-0216

                                October 25, 2001

Securities  and  Exchange  Commission
450  -  Fifth  Street,  N.W.
Washington,  D.C.  20549

                           Re: eKnowledge Group, Inc.

Dear  Sirs  or  Madams:

     This firm has reviewed Item 4 of eKnowledge Group, Inc.'s Amended Current Report on Form 8-K/A, dated October 25, 2000, in regards to my replacement as its certifying accountant. Please be advised that I am in concurrence with the disclosures therein.

     Neither I nor Crouch, Bierwolf and Chisholm nor eclined to stand for election. We were discharged, dismissed and relived from further responsibility or assignment by the new Board of Directors, on or about August 21, 2000, following the acquisition and change of control reported on Form 10-KSB, for the year ended December 31, 2000.

     Our reports on the financial statements for either of the past two years, or any years or periods, during which we were engaged, contained no adverse opinion or disclaimer of opinion, nor were modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and later interim periods, or any periods, through the termination of the client-auditor relationship, there were no disagreements of the type described under Item 304(a)(1)(iv)(A) of Regulation S-B.


                                   Sincerely,


                               /s/Todd D. Chisholm
                              Todd D. Chisholm CPA

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